UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 2, 2012

Lionbridge Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26933	04-3398462
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Winter Street, Suite 2300, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-434-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 2, 2012, Lionbridge and its affiliates entered into Amendment No. 4 (the "Amendment") with HSBC Bank USA, National Association ("HSBC") to the revolving credit agreement dated as of December 21, 2006, as amended to date (the "Credit Agreement"). Under the terms of the Amendment, the Credit Agreement was amended to permit Lionbridge to repurchase shares of its common stock on the open market and to effect a change in the fixed charge coverage ratio. The description of the changes to the Credit Agreement effected by the Amendment is qualified in its entirety by reference to the copy thereof filed as Exhibit 10.1 to this Form 8-K, which is incorporated by reference.

Item 2.02 Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for the registrant for the third quarter of fiscal 2012 and forward-looking statements relating to 2012 and 2013, as presented in a press release of November 7, 2012. The information in this Current Report on Form 8-K is furnished under Item 2.02 - "Results of Operations and Financial Condition." Such information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On November 7, 2012, the Company announced that its Board of Directors has authorized a share repurchase program allowing the Company to repurchase up to $18 million of the Company’s common stock. Under the program, the Company's common stock may be purchased through a combination of a 10b5-1 automatic trading plan and discretionary purchases on the open market, through block trades or in privately negotiated transactions as permitted under Securities Exchange Act of 1934 Rule 10b-18 . The amount of shares purchased and the timing of the purchases will depend on a number of factors, including trading price, trading volume and general market conditions, as well as on working capital requirements, general business conditions and other factors, including alternative investment opportunities. Attached hereto as Exhibit 99.2 and incorporated by reference herein is a press release describing the share repurchase program.

Item 9.01 Financial Statements and Exhibits.

10.1 Amendment Number 4 to Credit Agreement dated as of December 21, 2006 as amended.
99.1 Press Release dated November 7, 2012 related to third quarter results of operations and financial conditions.
99.2 Press release dated November 7, 2012 related to share repurchase program.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.

November 7, 2012	By:	Donald M. Muir

Name: Donald M. Muir
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 4 to Credit Agreement dated as of December 21, 2006, as amended.
99.1	Press Release dated November 7, 2012 related to third quarter results of operations and financial conditions.
99.2	Press Release dated November 7, 2012 related to Share Repurchase Program